UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013 (October 23, 2013)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant’s telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)	On October 23, 2013, Texas Capital Bancshares, Inc. issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter ended September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

(b)	Federal Financial Institutions Examination Council (“FFIEC”) Financial Institution Letter FIL-44-2013 issued October 7, 2013, included Supplemental Instructions for September 30, 2013 Call Reports requiring that reporting institutions consider whether loans originated by third parties and acquired by the institution should be accounted for as a purchase of loans held for sale or as a secured loan to the originator that is held for investment based upon factors identified in the Supplemental Instructions. TCBI has reported interests in mortgage loans originated by our mortgage warehouse customers and acquired in our mortgage warehouse lending business as loans to the originator that are held for sale in our Call Reports prepared in accordance with regulatory accounting principles (“RAP”) and our GAAP basis financial statements. We will be reporting the mortgage loan interests as held for investment in the September 30, 2013 Call Report for Texas Capital Bank.

We are currently evaluating the impact of the FFIEC Supplemental Instructions, if any, on our GAAP financial reporting. We believe the loans held for sale classification applied to our purchased mortgage interests is in accordance with GAAP. We anticipate that our revised Call Report treatment of these loans will create a difference between RAP accounting and our GAAP accounting in our September 30, 2013, Form 10-Q and subsequent filings. Our initial analysis indicates that if we were to report purchased mortgage loan interests as loans held for investment for GAAP purposes, rather than as held for sale, the change would have no impact on net income or the statement of operations. There would be no change to total loans on our consolidated balance sheet. The activity from the mortgage warehouse lending program would be reclassified out of operating activities to investing activities within our consolidated statement of cash flows and as such would be reported as a net number, as opposed to the gross inflows and outflows currently shown in the operating activities section of that statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated October 23, 2013, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended September 30, 2013

99.2	Presentation given October 23, 2013 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended September 30, 2013

FORWARD-LOOKING STATEMENTS

The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2013	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 23, 2013, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended September 30, 2013

99.2	Presentation given October 23, 2013 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended September 30, 2013